SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2007

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                             BROOKLINE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                     0-23695                     04-3402944
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   (State or other            (Commission File No.)          (I.R.S. Employer
    jurisdiction                                            Identification No.)
  of incorporation)


   160 Washington Street, Brookline, Massachusetts               02447-0469
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        (Address of principal executive offices)                 (Zip Code)



                                 (617) 730-3500
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              (Registrant's telephone number, including area code)


                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition, Declaration of Dividends and Stock Repurchase Program

On July 19, 2007, Brookline Bancorp, Inc. (the "Company") announced its earnings for the 2007 second quarter and approval by its Board of Directors of a regular quarterly dividend of $0.085 per share and an extra dividend of $0.20 per share payable August 15, 2007 to stockholders of record on July 31, 2007. The Board of Directors also authorized the repurchase of an additional 2,000,000 shares of the Company's common stock.

See exhibit no. 99.1 attached hereto for the press release relating to this matter.



Item 5.02b. Retirement of a Member of the Board of Directors

William G. Coughlin retired as a director of Brookline Bancorp, Inc. on July 19, 2007 after 31 years of dedicated service.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      BROOKLINE BANCORP, INC.


 Date:  July 20, 2007                              By: /s/ Paul R. Bechet
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                                                       Paul R. Bechet
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX


The following exhibits are furnished as part of this report:


       Exhibit No.                        Description
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          99.1      Press release of Brookline Bancorp, Inc. dated July 19, 2007